Exhibit 10.18

SIXTH AMENDMENT TO LEASE

1.   PARTIES

1.1   THIS AGREEMENT made the 27th day of March, 2001 is between MACK-CALI REALTY L.P. (“Landlord”) whose address is c/o Mack-Cali Realty Corporation, 11 Commerce Drive, Cranford, New Jersey 07016 and GROUP 1 SOFTWARE, INC. (“Tenant”), whose address is 4200 Parliament Place, Lanham, Maryland.

2.   STATEMENT OF FACTS

2.1   Landlord’s predecessor in interest, Route 50 Limited Partnership and Comnet Corporation previously entered into a Lease dated September 25, 1992, as amended by First Amendment to Lease dated February 26, 1993, Second Amendment to Lease dated April 28, 1993, Third Amendment to Lease dated February 13, 1996, Fourth Amendment to Lease dated April 7, 1997 and Fifth Amendment to Lease dated June 14, 2000 (hereinafter collectively referred to as the “Lease”) covering approximately 54,566 gross rentable square feet on the fourth (4th), fifth (5th) and sixth (6th) floors (hereinafter referred to as the “Existing Premises’) in the building located at 4200 Parliament Place, Lanham, Maryland (“Building”); and

The Term of the Lease expires on March 31, 2004; and

2.3.  The parties desire to extend the Term of the Lease for a period to commence on April 1, 2004; and

2.4  Tenant desires to expand the Existing Premises by leasing approximately 8,494 gross rentable square feet on the first (1st) floor of the Building (“First Floor Expansion Premises”), as shown on Exhibit A attached hereto and made a part hereof; and

2.5   Tenant desires to further expand the Existing Premises by leasing approximately 5,513 gross rentable square feet on the second (2nd) floor of the Building (“Second Floor Expansion Premises”), as shown on Exhibit A-1 attached hereto and made a part hereof; and

2.6  The parties desire to amend certain terms of the Lease as set forth below.

3.  AGREEMENT

NOW, THEREFORE, in consideration of the terms, covenants and conditions hereinafter set forth, Landlord and Tenant agree as follows:

3.1  The above recitals are incorporated herein by reference.

3.2  All capitalized and non-capitalized terms used in this Agreement which are not separately defined herein but are defined in the Lease shall have the meaning given to any such term in the Lease.

3.3  The term applicable to the First Floor Expansion Premises shall commence on the First Floor Expansion Premises Effective Date (as defined below) and shall terminate at 11:59 p.m. on March 31, 2015 and the Basic Lease Information and Section 2 of the Lease shall be deemed amended accordingly.

The effective date applicable to the First Floor Expansion Premises (the “First Floor Expansion Premises Effective Date”) shall be the earlier of (i) the day Landlord substantially completes the improvements to be made to the First Floor Expansion Premises in accordance with Exhibit B attached hereto and made part hereof or (ii) the date Tenant or anyone claiming under or through Tenant shall occupy the First Floor Expansion Premises.

Landlord, at its sole cost and expense, shall perform the improvement work to the First Floor Expansion Premises in accordance with Exhibit B attached hereto and made part hereof. Landlord shall provide an allowance towards such improvement work of up to XX DOLLARS ($XX) (“Landlord’s First Floor Expansion Allowance”).

3.6  From and after the First Floor Expansion Premises Effective Date, the following shall be effective:

a.  Landlord shall lease to Tenant and Tenant shall hire from Landlord the First Floor Expansion Premises as shown on Exhibit A attached hereto and made part hereof. The Demised Premises shall be deemed to include the First Floor Expansion Premises.

b.  In addition to the Base Rent payable applicable to the Existing Premises, Tenant shall pay Landlord Base Rent applicable to the First Floor Expansion Premises which shall be equal, on a per square foot basis, to the Base Rent then in effect for the Existing Premises on a per square foot basis, as same shall be increased in accordance with Paragraph 3.13 of this Agreement, and the Basic Lease Information and Section 3 of the Lease shall be deemed amended accordingly.

Tenant shall pay Landlord Additional Rent applicable to the First Floor Expansion Premises in accordance with Section 4 of the Lease.

The Expense Base for the First Floor Expansion Premises shall be calculated by dividing the amount of Real Estate Taxes and Operating Costs incurred in calendar year 2000 by the Gross Rentable Area of the Building, and the Basic Lease Information and Section 4 of the Lease shall be deemed amended accordingly.

3.7  The term applicable to the Second Floor Expansion Premises shall commence on the Second Floor Expansion Premises Effective Date (as defined below) and shall terminate at 11:59 p.m. on March 31, 2015, unless extended or renewed, and the Basic Lease Information and Section 2 of the Lease shall be deemed amended accordingly.

3.8  The effective date applicable to the Second Floor Expansion Premises (the “Second Floor Expansion Premises Effective Date”) shall be the earlier of (i) the day Landlord substantially completes the improvements to be made to the Second Floor Expansion Premises in accordance with Exhibit B-1 attached hereto and made part hereof or (ii) the date Tenant or anyone claiming under or through Tenant shall occupy the Second Floor Expansion Premises.

3.9  Landlord, at its sole cost and expense, shall perform the improvement work to the Second Floor Expansion Premises in accordance with Exhibit B-1 attached hereto and made part hereof. Landlord shall provide an allowance towards such improvement work of up to XX DOLLARS ($XX) (“Landlord’s Second Floor Expansion Allowance”).

3.10  From and after the Second Floor Expansion Premises Effective Date, the following shall be effective:

a. Landlord shall lease to Tenant and Tenant shall hire from Landlord the Second Floor Expansion Premises as shown on Exhibit A-1 attached hereto and made part hereof. The Demised Premises shall be deemed to include the Second Floor Expansion Premises.

b.  In addition to the Base Rent payable applicable to the Existing Premises, Tenant shall pay Landlord Base Rent applicable to the Second Floor Expansion Premises which shall be equal, on a per square foot basis, to the Base Rent then in effect for the Existing Premises on a per square foot basis as same shall be increased in accordance with Paragraph 3.13 of this Agreement and the Basic Lease Information and Section 3 of the Lease shall be deemed amended accordingly.

c.  Tenant shall pay Landlord Additional Rent in accordance with Section 4 of the Lease.

d.  The Expense Base for the Second Floor Expansion Premises shall be calculated by dividing the amount of Real Estate Taxes and Operating Costs incurred in calendar year 2000 by the Gross Rental Area of the Building, and the Basic Lease Information and Section 4 of the Lease shall be deemed amended accordingly.

3.11  The Term applicable to the Existing Premises shall be extended for a period commencing on April 1, 2004 and expiring at 11:59 p.m. on March 31, 2015 (“Extension Term”), unless extended or renewed, and the Basic Lease Information and Section 2 of the Lease shall be deemed amended accordingly.

3.12  On or about April 1, 2004, Landlord shall perform tenant improvement work to the Existing Premises in accordance with Exhibit C attached hereto and made a part hereof. Landlord shall provide an allowance towards such improvement work of up to XX DOLLARS ($XX) (“Landlord’s Existing Premises Allowance”).

3.13  From and after April 1, 2001, the following shall be effective:

The Base Rent for the Existing Premises shall be as follows and the Basic Lease Information and Section 3 of the Lease shall be deemed amended accordingly:

commencing on April 1, 2001 through and including March 31, 2002, the Base Rent applicable to the Existing Premises shall be XX DOLLARS ($XX) per annum, payable in advance on the first day of each and every calendar month in equal monthly installments of XX DOLLARS ($XX);

commencing on April 1, 2002 through and including March 31, 2003, the Base Rent applicable to the Existing Premises shall be XX DOLLARS ($XX) per annum, payable in advance on the first day of each and every calendar month in equal monthly installments of XX DOLLARS ($XX);

commencing on April 1, 2003 through and including March 31, 2004, the Base Rent applicable to the Existing Premises shall be XX DOLLARS ($XX) per annum, payable in advance on the first day of each and every calendar month in equal monthly installments of XX DOLLARS ($XX);

iv.  commencing on April 1, 2004 through and including March 31, 2005, the Base Rent applicable to the Existing Premises shall be XX DOLLARS ($XX) per annum, payable in advance on the first day of each and every calendar month in equal monthly installments of XX DOLLARS ($XX);

commencing on April 1, 2005 through and including March 31, 2006, the Base Rent applicable to the Existing Premises shall be XX DOLLARS ($XX) per annum, payable in advance on the first day of each and every calendar month in equal monthly installments of XX DOLLARS ($XX);

commencing on April 1, 2006 through and including March 31, 2007, the Base Rent applicable to the Existing Premises shall be XX DOLLARS ($XX) per annum, payable in advance on the first day of each and every calendar month in equal monthly installments of XX DOLLARS ($XX);

commencing on April 1, 2007 through and including March 31, 2008, the Base Rent applicable to the Existing Premises shall be XX DOLLARS ($XX) per annum, payable in advance on the first day of each and every calendar month in equal monthly installments of XX DOLLARS ($XX);

commencing on April 1, 2008 through and including March 31, 2009, the Base Rent applicable to the Existing Premises shall be XX DOLLARS ($XX) per annum, payable in advance on the first day of each and every calendar month in equal monthly installments of XX DOLLARS ($XX);

commencing on April 1, 2009 through and including March 31, 2010, the Base Rent applicable to the Existing Premises shall be XX DOLLARS ($XX) per annum, payable in advance on the first day of each and every calendar month in equal monthly installments of XX DOLLARS ($XX);

commencing on April 1, 2010 through and including March 31, 2011, the Base Rent applicable to the Existing Premises shall be XX DOLLARS ($XX) per annum, payable in advance on the first day of each and every calendar month in equal monthly installments of XX DOLLARS ($XX);

commencing on April 1, 2011 through and including March 31, 2012, the Base Rent applicable to the Existing Premises shall be XX DOLLARS ($XX) per annum, payable in advance on the first day of each and every calendar month in equal monthly installments of XX DOLLARS ($XX);

commencing on April 1, 2012 through and including March 31, 2013, the Base Rent applicable to the Existing Premises shall be XX DOLLARS ($XX) per annum, payable in advance on the first day of each and every calendar month in equal monthly installments of XX DOLLARS ($XX);

commencing on April 1, 2013 through and including March 31, 2014, the Base Rent applicable to the Existing Premises shall be XX DOLLARS ($XX) per annum, payable in advance on the first day of each and every calendar month in equal monthly installments of XX DOLLARS ($XX); and

commencing on April 1, 2014 through and including March 31, 2015, the Base Rent applicable to the Existing Premises shall be XX DOLLARS ($XX) per annum, payable in advance on the first day of each and every calendar month in equal monthly installments of XX DOLLARS ($XX).

b.  Tenant shall continue to pay Landlord Additional Rent applicable to the Existing Premises in accordance with Section 4 of the Lease.

c.  The Expense Base for the Existing Premises shall be calculated by dividing the amount of Real Estate Taxes and Operating Costs incurred in calendar year 2000 by the Gross Rentable Area of the Building, and the Basic Lease Information and Section 4 of the Lease shall be deemed amended accordingly.

3.14  Promptly after the determination of the First Floor Expansion Premises Commencement Date and the Second Floor Expansion Premises Commencement Date, the parties shall memorialize such dates in writing.

3.15  Tenant represents and warrants to Landlord that no broker other than The Ezra Company and Cassidy and Pinkard brought about this transaction (whose commissions Landlord shall pay per separate agreements), and Tenant agrees to indemnify and hold Landlord harmless from any and all claims of any other broker arising out of or in connection with negotiations of, or entering into of, this Agreement.

3.16   Riders 2, 3 and 4 of the Lease are hereby deleted in their entirety and the following substituted in lieu thereof:

     Option to Renew:

(a) If the term of this Lease shall then be in full force and effect and Tenant is not in monetary default hereunder, Tenant shall have the option to extend the term of this Lease for two (2) successive periods of five (5) years each (the first five (5) year period being hereafter referred to as the “First Renewal Term” and the second five (5) year period being hereafter referred to as the “Second Renewal Term”) commencing on the day immediately following the Lease Expiration Date of the Extension Term or First Renewal Term, as the case may be, provided however that Tenant shall give Landlord notice of its election to extend the term no earlier than fifteen (15) months prior to the applicable Lease Expiration Date nor later than twelve (12) months prior to the applicable Lease Expiration Date. TIME BEING OF THE ESSENCE in connection with the exercise of each of Tenant’s options pursuant to this Section.

(b)  Such extension of the term of this Lease shall be upon the same covenants and conditions, as herein set forth except for the Base Rent (which shall be determined in the manner set forth below), and except that Tenant shall have no further right to extend the term of this Lease after the exercise of the second option described in paragraph (a) of this Section. If Tenant shall duly give notice of its election to extend the term of this Lease, the First Renewal Term or the Second Renewal Term, as the case may be, shall be added to and become a part of the Term of this Lease (but shall not be considered a part of the initial Term), and any reference in this Lease to the “Term of this Lease”, the “Term hereof”, or any similar expression shall be deemed to include such renewal term, and, in addition, the term “Lease Expiration Date” shall thereafter mean the last day of the applicable renewal term. During the First Renewal Term or the Second Renewal Term, Landlord shall have no obligation to perform any alteration or preparatory or other work in and to the Demised Premises and Tenant shall continue possession thereof in its “as is” condition.

(c)  If Tenant exercises its option for the either renewal term, the Base Rent during the First Renewal Term or the Second Renewal Term, as the case may be, shall be the fair market rent for the Demised Premises, as hereinafter defined.

(d)  Landlord and Tenant shall use their best efforts, within thirty (30) days after Landlord receives Tenant’s notice of its election to extend the Term of this Lease (“Negotiation Period”), to agree upon the Base Rent to be paid by Tenant during the First Renewal Term or Second Renewal Term, as the case may be. If Landlord and Tenant shall agree upon the Base Rent for the applicable renewal term, the parties shall promptly execute an amendment to this Lease stating the Base Rent for the applicable renewal term.

(e)  If the parties are unable to agree on the Base Rent during the Negotiation Period, then within fifteen (15) days after notice from the other party, given after expiration of the Negotiation Period, each party, at its cost and upon notice to the other party, shall appoint a person to act as an appraiser hereunder, to determine the fair market rent for the Demised Premises. Each such person shall be a real estate broker or appraiser with at least ten years’ active commercial real estate appraisal or brokerage experience (involving the leasing of office space as agent for both landlords and tenants) in the County of Prince George. If a party does not appoint a person to act as an appraiser within said fifteen (15) day period, the person appointed by the other party shall be the sole appraiser and shall determine the aforesaid fair market rent. Each notice containing the name of a person to act as appraiser shall contain also the person’s address. Before proceeding to establish the fair market rent, the appraisers shall subscribe and swear to an oath fairly and impartially to determine such rent.

If the two appraisers are appointed by the parties as stated in the immediately preceding paragraph, they shall meet promptly and attempt to determine the fair market rent. If they are unable to agree within forty-five (45) days after the appointment of the second appraiser, they shall attempt to select a third person meeting the qualifications stated in the immediately preceding paragraph within fifteen (15) days after the last day the two appraisers are given to determine the fair market rent. If they are unable to agree on the third person to act as appraiser within said fifteen (15) day period, the third person shall be appointed by the American Arbitration Association (the “Association”), upon the application of Landlord or Tenant to the office of the Association nearest the Building. The person appointed to act as appraiser by the Association shall be required to meet the qualifications stated in the immediately preceding paragraph. Each of the parties shall bear fifty percent (50%) of the cost of appointing the third person and of paying the third person’s fees. The third person, however selected, shall be required to take an oath similar to that described above.

The third appraiser shall conduct such hearing and investigations as he may deem appropriate and shall, within thirty (30) days after the date of his appointment, determine the fair market rent by selecting the fair market rent determined by either the appraiser selected by Landlord or the appraiser selected by Tenant and such decision shall be binding upon the parties. The third appraiser shall have no discretion other than to choose the fair market rent determined by one of the other two appraisers by the process commonly known as “baseball arbitration”.

(f)  After the fair market rent has been determined by the appraiser or appraisers and the appraiser or appraisers shall have notified the parties, at the request of either party, both parties shall execute and deliver to each other an amendment of this Lease stating the Base Rent for the First Renewal Term or the Second Renewal Term, as the case may be.

(g)  If the Base Rent for the First Renewal Term has not been agreed to or established prior to the commencement of First Renewal Term, then Tenant shall pay to Landlord an annual rent (“Temporary Rent”) which Temporary Rent shall be equal to one hundred percent (100%) of the Base Rent payable by Tenant for the last year of the Extension Term. If the Base Rent for the Second Renewal Term has not been agreed to or established prior to the commencement of Second Renewal Term, then Tenant shall pay to Landlord an annual rent (“Temporary Rent”) which Temporary Rent shall be equal to one hundred percent (100%) of the Base Rent payable by Tenant for the last year of the First Renewal Term. Thereafter, if the parties shall agree upon a Base Rent, or the Base Rent shall be established upon the determination of the fair market rent by the appraiser or appraisers, at a rate at variance with the Temporary Rent (i) if such Base Rent is greater than the Temporary Rent, Tenant shall promptly pay to Landlord the difference between the Base Rent determined by agreement or the appraisal process and the Temporary Rent, or (ii) if such Base Rent is less than the Temporary Rent, Landlord shall credit to Tenant’s subsequent monthly installments of Base Rent the difference between the Temporary Rent and the Base Rent determined by agreement or the appraisal process.

(h)  In describing the fair market rent, the appraiser or appraisers shall be required to take into account the rentals, escalations and market concessions at which leases are then being concluded (as of the last day of the Extension Term for the First Renewal Term and as of the last day of the First Renewal Term for the Second Renewal Term) (for five (5) year leases without renewal options with the Landlord and Tenant each acting prudently, with knowledge and for self-interest, and assuming that neither is under undue duress) for comparable space in the Building and in comparable office buildings in the County of Prince George.

(i)  The option granted to Tenant under this Section may be exercised only by Tenant, its affiliates, permitted successors and assigns, and not by any subtenant or any successor to the interest of Tenant by reason of any action under the Bankruptcy Code, or by any public officer, custodian, receiver, United States Trustee, trustee or liquidator of Tenant or substantially all of Tenant’s property. Tenant shall have no right to exercise this option subsequent to the date Landlord shall have the right to give the notice of termination referred to in Section 19 of the Lease unless Tenant cures the default within the applicable grace period. Notwithstanding the foregoing, Tenant shall have no right to extend the term if, at the time it gives notice of its election (i) Tenant shall not be in occupancy of at least 75% of the Demised Premises or (ii) the Demised Premises or any part thereof shall be the subject of a sublease. If Tenant shall have elected to extend the term, such election shall be deemed withdrawn if, at any time after the giving of notice of such election and prior to the commencement of the applicable renewal term, Tenant shall sublease substantially all of the Demised Premises.

3.17  Right of First Offer.

a.  Subject to the provisions of this Section, Tenant shall have the option to lease from Landlord space in the Building not leased to Tenant (“Additional Space”) at the expiration of the existing space leases for such Additional Space, subject to Landlord’s right to renew such leases. If the Term of this Lease shall be in full force and effect on the expiration or termination date of the existing space leases for the Additional Space, subject to Landlord’s right to renew such leases, and the date upon which Tenant shall exercise the option hereinafter referred to, Tenant shall have the option to lease all, but not less than all of the Additional Space that is the subject of Landlord’s Availability Notice (as hereinafter defined) on an as-is basis, provided Tenant gives Landlord written notice of such election within ten (10) days after Tenant shall receive Landlord’s notice that such Additional Space is available for leasing to Tenant (“Landlord’s Availability Notice”). If Tenant fails or refuses to exercise this option within the time period set forth above (TIME BEING OF THE ESSENCE), then and in such event Tenant shall have no further rights under this Section with respect to all or any portion of the Additional Space not leased to Tenant until such Additional Space shall again become available for leasing to Tenant. Landlord shall have no obligation to give Tenant an Availability Notice during the last year of the term of this Lease, unless Tenant has exercised its option to renew the Lease in accordance with the provisions set forth above. If Tenant shall elect to lease said Additional Space: (w) said Additional Space shall be deemed incorporated within and part of the Demised Premises on the date that Landlord shall notify Tenant that such Additional Space is ready for occupancy by Tenant and shall expire on the Lease Expiration Date of this Lease, (x) the Base Rent payable under this Lease shall be increased by an amount such that during the balance of the term of this Lease the Base Rent for said Additional Space shall be the then fair market rent for the Additional Space, as determined in the manner set forth in clause (ii) below, (y) Tenant’s Expense Increase Share shall be appropriately adjusted and (z) all other terms and provisions set forth in this Lease shall apply, except that Landlord not be required to perform any work with respect to said Additional Space.

The parties shall promptly execute an amendment of this Lease confirming Tenant’s election to lease said Additional Space and the incorporation of said Additional Space into the Premises.

b.  Landlord and Tenant shall use their best efforts, within thirty (30) days after Landlord receives Tenant’s notice of its election to lease said Additional Space, (“Negotiation Period”) to agree upon the Base Rent to be paid by Tenant for said Additional Space. If Landlord and Tenant shall agree upon the Base Rent, the parties shall promptly execute an amendment to this Lease stating the Base Rent for the Additional Space.

If the parties are unable to agree on the Base Rent for said Additional Space during the Negotiation Period, then within fifteen (15) days notice from the other party, given after expiration of the Negotiation Period, each party, at its cost and upon notice to the other party, shall appoint a person to act as an appraiser hereunder, to determine the fair market rent for the Additional Space. Each such person shall be a real estate broker or appraiser with at least ten (10) years’ active commercial real estate appraisal or brokerage experience (involving the leasing of similar space as agent for both landlords and tenants) in Prince George County. If a party does not appoint a person to act as an appraiser within said fifteen (15) day period, the person appointed by the other party shall be the sole appraiser and shall determine the aforesaid fair market rent. Each notice containing the name of a person to act as appraiser shall contain the person’s address. Before proceeding to establish the fair market rent, the appraisers shall subscribe and swear to an oath fairly and impartially to determine such rent.

If the two appraisers are appointed by the parties as stated in the immediately preceding paragraph, they shall meet promptly and attempt to determine the fair market rent. If they are unable to agree within forty-five (45) days after the appointment of the second appraiser, they shall attempt to select a third person meeting the qualifications stated in the immediately preceding paragraph within fifteen (15) days after the last day the two appraisers are given to determine the fair market rent. If they are unable to agree on the third person to act as appraiser within said fifteen (15) day period, the third person shall be appointed by the American Arbitration Association, upon the application of Landlord or Tenant to the office of the Association nearest the Building. The person appointed to act as appraiser by the Association shall be required to meet the qualifications stated in the immediately preceding paragraph. Each of the parties shall bear fifty percent (50%) of the cost of appointing the third person and of paying the third person’s fees. The third person, however selected, shall be required to take an oath similar to that described above.

The third appraiser shall conduct such hearings and investigations as he may deem appropriate and shall, within thirty (30) days after the date of his appointment, determine the fair market rent by selecting the fair market rent determined by either the appraiser selected by Landlord or the appraiser selected by Tenant and such decision shall be binding upon the parties. The third appraiser shall have no discretion other than to choose the fair market rent determined by one of the other two appraisers by the process commonly known as “baseball arbitration”.

After the Base Rent for the Additional Space has been determined by the appraiser or appraisers and the appraiser or appraisers shall have notified the parties, at the request of either party, both parties shall execute and deliver to each other an amendment of this Lease stating the Base Rent for the Additional Space.

If the Base Rent for said Additional Space has not been agreed to or established prior to the incorporation of said Additional Space in the Premises, then Tenant shall pay to Landlord an annual rent (“Temporary Rent”) which Temporary Rent on a per square foot basis shall be equal to the Base Rent, on a per square foot basis, then being paid by Tenant for the Demised Premises.

Thereafter, if the parties shall agree upon a Base Rent, or the Base Rent shall be established upon the determination of the fair market rent by the appraiser or appraisers, at a rate at variance with the Temporary Rent (i) if such Base Rent is greater than the Temporary Rent, Tenant shall promptly pay to Landlord the difference between the Base Rent determined by agreement or the appraisal process and the Temporary Rent, or (ii) if such Base Rent is less than the Temporary Rent, Landlord shall credit to Tenant’s subsequent monthly installments of Base Rent the difference between the Temporary Rent and the Base Rent determined by agreement or the appraisal process.

     In determining the fair market rent for said Additional Space, the appraiser or appraisers shall be required to take into account the rentals, escalations and market concessions at which leases are then being concluded for comparable space in the Building and in comparable buildings in the County of Prince George, Maryland.

c.  The option granted to Tenant under this Section may be exercised only by Tenant, its permitted successors and assigns, and not by any subtenant or any successor to the interest of Tenant by reason of any action under the Bankruptcy Code, or by any public officer, custodian, receiver, United States Trustee, trustee or liquidator of Tenant or substantially all of Tenant’s property. Tenant shall have no right to exercise any of such options subsequent to the date Landlord shall have the right to give the notice of termination referred to in Section 19. Notwithstanding the foregoing, Tenant shall have no right to exercise the option granted to Tenant hereunder if, at the time it gives notice of such election (i) Tenant shall not be in occupancy of substantially all of the Demised Premises or (ii) the Demised Premises or any part thereof shall be the subject of a sublease. If Tenant shall have elected to exercise its option hereunder, such election shall be deemed withdrawn if, at any time after the giving of notice of such election and prior to the occupancy of the Additional Space, Tenant shall sublease all or any part of the Demised Premises.

OPTION FOR FIFTH FLOOR SPACE:

a.  i.  Subject to the provisions of this Article, Tenant shall have the option to lease from Landlord space located on the fifth (5th) floor of the Building, other than the space presently leased to Standard Insurance Company (the “Fifth Floor Space”) consisting of approximately 2,491 gross rentable square feet. Landlord agrees to make the Fifth Floor Space available for leasing by Tenant at any time during the 2009 calendar year (the “Availability Period”). If the Term of this Lease shall be in full force and effect during the Availability Period and the date upon which Tenant shall exercise the option hereinafter referred to, Tenant shall have the option to lease all, but not less than all of the Fifth Floor Space on an as-is basis, provided Tenant gives Landlord written notice of such election within ten (10) days after Tenant shall receive Landlord’s notice that the Fifth Floor Space is available for leasing to Tenant. If Tenant fails or refuses to exercise this option within the time period set forth above (time being of the essence), then and in such event Tenant shall have no further rights under this Section with respect to such Fifth Floor Space. If Tenant shall elect to lease the Fifth Floor Space: (v) the Fifth Floor Space shall be deemed incorporated within and part of the Demised Premises on the date that Landlord shall notify Tenant that the Fifth Floor Space is ready for occupancy by Tenant and shall expire on the expiration date of this Lease, (x) the Base Rent payable under this Lease shall be increased by an amount such that during the balance of the term of this Lease the Base Rent for the Fifth Floor Space shall be the then fair market rent for the Fifth Floor Space, as determined in the manner set forth in clause (ii) below, (y) Tenant’s Expense Increase Share shall be appropriately adjusted, and (z) all other terms and provisions set forth in this Lease shall apply, except that Landlord not be required to perform any work with respect to the Fifth Floor Space.

The parties shall promptly execute an amendment of this Lease confirming Tenant’s election to lease the Fifth Floor Space and the incorporation of the Fifth Floor Space into the Demised Premises.

ii.  Landlord and Tenant shall use their best efforts, within thirty (30) days after Landlord receives Tenant’s notice of its election to lease the Fifth Floor Space, (“Negotiation Period”) to agree upon the Base Rent to be paid by Tenant for the Fifth Floor Space. If Landlord and Tenant shall agree upon the Base Rent, the parties shall promptly execute an amendment to this Lease stating the Base Rent for the Fifth Floor Space.

If the parties are unable to agree on the Base Rent for the Fifth Floor Space during the Negotiation Period, then within fifteen (15) days notice from the other party, given after expiration of the Negotiation Period, each party, at its cost and upon notice to the other party, shall appoint a person to act as an appraiser hereunder, to determine the fair market rent for the Fifth Floor Space. Each such person shall be a real estate broker or appraiser with at least ten (10) years’ active commercial real estate appraisal or brokerage experience (involving the leasing of similar space as agent for both landlords and tenants) in Prince George County. If a party does not appoint a person to act as an appraiser within said fifteen (15) day period, the person appointed by the other party shall be the sole appraiser and shall determine the aforesaid fair market rent. Each notice containing the name of a person to act as appraiser shall contain the person’s address. Before proceeding to establish the fair market rent, the appraisers shall subscribe and swear to an oath fairly and impartially to determine such rent.

If the two appraisers are appointed by the parties as stated in the immediately preceding paragraph, they shall meet promptly and attempt to determine the fair market rent. If they are unable to agree within forty-five (45) days after the appointment of the second appraiser, they shall attempt to select a third person meeting the qualifications stated in the immediately preceding paragraph within fifteen (15) days after the last day the two appraisers are given to determine the fair market rent. If they are unable to agree on the third person to act as appraiser within said fifteen (15) day period, the third person shall be appointed by the American Arbitration Association, upon the application of Landlord or Tenant to the office of the Association nearest the Building. The person appointed to act as appraiser by the Association shall be required to meet the qualifications stated in the immediately preceding paragraph. Each of the parties shall bear fifty percent (50%) of the cost of appointing the third person and of paying the third person’s fees. The third person, however selected, shall be required to take an oath similar to that described above.

The third appraiser shall conduct such hearings and investigations as he may deem appropriate and shall, within thirty (30) days after the date of his appointment, determine the fair market rent by selecting the fair market rent determined by either the appraiser selected by Landlord or the appraiser selected by Tenant and such decision shall be binding upon the parties. The third appraiser shall have no discretion other than to choose the fair market rent determined by one of the other two appraisers by the process commonly known as “baseball arbitration”.

After the Base Rent for the Fifth Floor Space has been determined by the appraiser or appraisers and the appraiser or appraisers shall have notified the parties, at the request of either party, both parties shall execute and deliver to each other an amendment of this Lease stating the Base Rent for the Fifth Floor Space.

If the Base Rent for Fifth Floor Space has not been agreed to or established prior to the incorporation of Fifth Floor Space in the Demised Premises, then Tenant shall pay to Landlord an annual rent (“Temporary Rent”) which Temporary Rent on a per square foot basis shall be equal to the Base Rent, on a per square foot basis, then being paid by Tenant for the Demised Premises.

Thereafter, if the parties shall agree upon a Base Rent, or the Base Rent shall be established upon the determination of the fair market rent by the appraiser or appraisers, at a rate at variance with the Temporary Rent (i) if such Fixed Base Rent is greater than the Temporary Rent, Tenant shall promptly pay to Landlord the difference between the Base Rent determined by agreement or the appraisal process and the Temporary Rent, or (ii) if such Base Rent is less than the Temporary Rent, Landlord shall credit to Tenant’s subsequent monthly installments of Base Rent the difference between the Temporary Rent and the Base Rent determined by agreement or the appraisal process.

In determining the fair market rent for said Additional Space, the appraiser or appraisers shall be required to take into account the rentals at which leases are then being concluded for comparable space in the Building and in comparable buildings in the County of Prince George, Maryland.

b.  Landlord agrees not to extend the term of the lease agreement between Landlord and Standard Insurance Company (the “Standard Insurance Lease”) beyond June 30, 2009. Landlord further agrees not to terminate the Standard Insurance Lease prior to its natural expiration date; provided, however, if the tenant is in default under the Standard Insurance Lease or is otherwise in such a weakened financial condition that Landlord reasonably believes that it is necessary to enter into an early termination of the Standard Insurance Lease to minimize Landlord’s risk of a tenant default or tenant bankruptcy or insolvency proceeding, then Landlord may terminate the Standard Insurance Lease prior to its natural expiration date. With the operation of this Section 3.18(b) in conjunction with the Right of First Offer granted to Tenant under the Lease, as amended, it is the intent of Landlord to afford Tenant certain enhanced rights with respect to the premises currently occupied by Standard Insurance Company under the Standard Insurance Lease, constituting approximately 4,142 gross rentable square feet.

c.  The option granted to Tenant under this Section may be exercised only by Tenant, its permitted successors and assigns, and not by any subtenant or any successor to the interest of Tenant by reason of any action under the Bankruptcy Code, or by any public officer, custodian, receiver, United States Trustee, trustee or liquidator of Tenant or substantially all of Tenant’s property. Tenant shall have no right to exercise any of such options subsequent to the date Landlord shall have the right to give the notice of termination referred to in Section 19. Notwithstanding the foregoing, Tenant shall have no right to exercise the option granted to Tenant hereunder if, at the time it gives notice of such election (i) Tenant shall not be in occupancy of at least 75% of the Demised Premises or (ii) the Demised Premises or any part thereof shall be the subject of a sublease. If Tenant shall have elected to exercise its option hereunder, such election shall be deemed withdrawn if, at any time after the giving of notice of such election and prior to the occupancy of the Additional Space, Tenant shall sublease all or any part of the Demised Premises.

3.19  Landlord hereby agrees that Tenant shall have its proportionate share of covered parking spaces as they become available to Landlord, such proportionate share to be determined by dividing the gross rentable area of the Demised Premises by the gross rentable area of the Building.

3.20  Section 21 of the Lease is hereby amended by deleting the last sentence therein and substituting the following in place thereof: “Provided that Tenant is occupying at least 50,000 gross rentable square feet in the Building, Landlord shall obtain a non-disturbance agreement from future mortgagees of the Building (on such mortgagee’s standard reasonable form) for Tenant’s benefit. All reasonable fees and expenses charged by such mortgagee in connection with the non-disturbance agreement shall be borne by Tenant.

3.21 Without limiting any other provision of this Lease, Tenant shall have the non-exclusive right to install one (1) satellite dish or microwave transreceiver or antenna and related equipment and supplemental HVAC equipment (collectively, the “Equipment”) on the roof of the Building (including necessary connection to the Demised Premises) for use by Tenant, provided the manner of installation shall be subject to Landlord’s prior consent, which consent shall not be unreasonably withheld, conditioned or delayed. Any such facilities shall be installed in accordance with all applicable laws and building codes. Landlord shall reasonably assist Tenant in obtaining such approvals, provided that Landlord shall not be required to expend any monies to retain outside counsel to review documents, render advice or take other action in connection therewith. Tenant shall remove such facilities at the expiration or earlier termination of the Lease; provided Tenant shall repair any damage to the roof to the extent caused by such removal. Prior to making any installations on the roof of the Building, Tenant shall use a roofing contractor for all work to be performed by Tenant on the roof of the Building approved by Landlord, which approval shall not be unreasonably withheld.

Tenant shall furnish detailed plans and specifications for the Equipment (or any modifications thereof) to Landlord for its approval. The parties agree that Tenant’s use of the rooftop of the Building is a non-exclusive use. Tenant shall use its reasonable efforts to insure that its use of the rooftop does not impair any other person’s data transmission and reception, as of the date of this Sixth Amendment, via its respective antenna and support equipment. If Tenant’s construction, installation, maintenance, repair, operation or use of the Equipment shall interfere with the rights of other tenants in the Building, as of the date of this Sixth Amendment, Tenant shall cooperate with Landlord or such other tenants in eliminating such interference; provided, however, the cost of remedying interference with any other tenant’s use, as of the date of this Sixth Amendment, shall be borne by Tenant. Tenant shall secure and keep in full force and effect, from and after the time Tenant begins construction and installation of the Equipment, such supplementary insurance with respect to the Equipment as Tenant may reasonably determine.

In connection with the installation, maintenance and operation of the Equipment, Tenant, at Tenant’s sole cost and expense, shall comply with all legal requirements and shall procure, maintain and pay for all permits required therefor, and Landlord makes no warranties whatsoever as to the permissibility of any such equipment under applicable legal requirements or the suitability of the roof of the Building for the installation thereof. If Landlord’s structural engineer deems it advisable that there be structural reinforcement of the roof in connection with the installation of the Equipment, Landlord shall perform same at Tenant’s cost and expense and Tenant shall not perform any such installation prior to the completion of any such structural reinforcement. The installation of the Equipment shall be subject to the provisions of Section 9 applicable to alterations and installations. For the purpose of installing, servicing or repairing the Equipment, Tenant shall have access to the rooftop of the Building during business hours, upon reasonable notice to Landlord, and Landlord shall have the right to require, as a condition to such access, that Tenant (or its employee, contractor or other representative) at all times be accompanied by a representative or Landlord, who Landlord agrees to make available upon reasonable notice (except that such accompaniment shall be required in the case of an emergency only if practicable). To the extend not caused by Landlord, other tenants or their contractors, Tenant shall pay for all electrical service required for Tenant’s use of the Equipment, in accordance with the provision set forth in Section 15 hereof.

Tenant, at its sole cost and expense, shall promptly repair any and all damage to the rooftop or to any other part of the Building to the extent caused by the installation, maintenance and repair, operation or removal of the Equipment. Tenant shall be responsible for all costs and expense for repairs of the roof to the extent resulting from Tenant’s use of the roof for the construction, installation, maintenance, repair, operation and use of the Equipment. All installations made by Tenant on the rooftop or in any other part of the Building pursuant to the provisions of this Section shall be at the sole risk of Tenant, and neither Landlord, nor any agent or employee of Landlord, shall be responsible or liable for any injury or damage to, or arising out of, the Equipment, except to the extent caused by or due to the negligence or willful acts of Landlord or its agents or employees. Tenant’s indemnity under Section 13 shall apply with respect to the installation, maintenance, operations, presence or removal of the Equipment by Tenant.

Upon the expiration of the Term, the Equipment shall be removed by Tenant at its sole cost and expense, and Tenant shall repair any damage to the rooftop or any other portions of the Building to substantially their condition immediately prior to Tenant’s installation of the Equipment (ordinary wear and tear excepted).

Notwithstanding anything to the contrary contained in this Section, Landlord shall have the right, at Landlord’s expense, on not less than thirty (30) days’ prior notice, to relocate the Equipment to another location on the roof of the Building, such expense to include, without limitation, the removal of the existing Equipment, the purchasing of labor, materials and equipment necessary for the relocation thereof and the reinstallation of the Equipment at such other location as reasonably designated by Landlord on the roof of the Building, and Tenant shall cooperate in all reasonable respects with Landlord in any such relocation; provided, however, that such relocation does not interfere with the performance, function, operation or maintenance of the Equipment. If such relocation is done pursuant to any legal requirement, the cost thereof shall be borne by Tenant (unless such legal requirement relates to, or results from, other actions taken, or permitted to be taken, by Landlord, in which event Landlord shall bear all of the costs and expenses of such relocation).

The rights granted in this Section are given in connection with, and as part of the rights created under this Lease and are not separately transferable or assignable.

If the installation of the Equipment or act or omission relating thereto should revoke, negate or in any manner impair or limit any roof warranty or guaranty obtained by Landlord, then Tenant shall reimburse Landlord for any loss or damage sustained or costs or expenses incurred by Landlord as a result of such impairment or limitation.

3.22  Provided that Tenant is occupying a minimum of 51,430 square feet in the Building, Landlord shall not place any additional signage on the exterior of the Building of any other entity throughout the Term and renewals or extensions thereof.

3.23  Tenant hereby represents to Landlord that except as noticed to Landlord or its agents (i) there exists no default under the Lease either by Landlord or Tenant; (ii) Tenant is entitled to no credit, free rent or other offset or abatement of the rents due under the Lease; and (iii) there exists no offset, defense or counterclaim to Tenant’s obligation under the Lease.

3.24  Except as expressly amended herein, the Lease dated September 25, 1992, as amended herein, shall remain in full force and effect as if the same had been set forth in full herein, and Landlord and Tenant hereby ratify and confirm all of the terms and conditions thereof.

3.25 This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

3.26 Each party agrees that it will not raise or assert as a defense to any obligation under the Lease or this Agreement or make any claim that the Lease or this Agreement is invalid or unenforceable due to any failure of this document to comply with ministerial requirements including, but not limited to, requirements for corporate seals, attestations, witnesses, notarizations, or other similar requirements, and each party hereby waives the right to assert any such defense or make any claim of invalidity or unenforceability due to any of the foregoing.

IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands and seals the date and year first above written, and acknowledge one to the other that they possess the requisite authority to enter into this transaction and to sign this Agreement.

LANDLORD:	TENANT:

MACK-CALI REALTY, L.P.	GROUP 1 SOFTWARE, INC.

By: Mack-Cali Realty Corporation,
its general manager

By: /s/ ———————————————	By: /s/ ———————————————
Michael K. Nevins	Name:
Vice President of Leasing	Title:

11

Exhibit B – Page 4

EXHIBIT B

LANDLORD’S WORK - FIRST FLOOR EXPANSION PREMISES RE: Workletter Agreement for office space on the first (1st) floor at 4200 Parliament Place, Lanham, Maryland.

February , 2001

GROUP 1 SOFTWARE, INC., TENANT

You (“Tenant”) and we (“Landlord”) are executing simultaneously with this Workletter Agreement a Sixth Amendment to Lease (“Amendment”), covering the space referred to above, as more particularly described in the Amendment (“First Floor Expansion Premises”).

To induce Tenant to enter into the Amendment (which is hereby incorporated by reference) and in consideration of the covenants hereinafter contained, Landlord and Tenant mutually agree as follows:

Landlord shall have its architect prepare the following architectural and mechanical drawings and specifications based upon the sketch layout to be supplied to Landlord by Tenant.

Architectural drawings and specifications for Tenant’s partition layout, reflected ceiling, placement of electrical outlets and other installations for the work to be done by Landlord.

Mechanical plans and specifications where necessary for installation of air conditioning systems, ductwork and heating.

All such plans and specifications are expressly subject to Landlord’s written approval, which Landlord covenants it will not unreasonably withhold.

Landlord agrees to cause the partition plan, electrical plan and the reflected ceiling plan to be delivered to Tenant on or before the fifteenth (15th) day after submission of Tenant?s final approved sketch layout. Tenant agrees to approve said plans by initialing and returning same to Landlord within five (5) business days of receipt of each plan. Upon approval of the plans initialed by Tenant, Landlord shall file said plans with the appropriate governmental agencies.

Landlord agrees, at its expense and without charge to Tenant (unless otherwise provided), to do the work in the First Floor Expansion Premises on the plans to be submitted by Tenant which shall hereinafter be referred to as “The First Floor Work”. The provisions of Section 9 of the Lease shall apply to any alterations made to the First Floor Expansion Premises after the initial work to be performed herein.

Landlord shall estimate the cost of The First Floor Work based upon the plans and specifications to be submitted to Landlord by Tenant. Against such estimated cost, Landlord shall credit Landlord’s First Floor Expansion Allowance, as indicated herein, and the remaining balance, if any, shall be paid by Tenant prior to occupancy.

All low partitioning, workstation modules, bankscreen partitions and prefabricated partition systems shall be furnished and installed by Tenant.

The installation of telephone and computer (data) outlets and cabling, the items described in Paragraph 1 above and permits and approvals fees may be part of The First Floor Work to be applied against Landlord’s First Floor Expansion Allowance. Upon expiration or sooner termination of the Lease, Tenant shall remove all telephone and data equipment and wiring from the First Floor Expansion Premises and the Building risers prior to vacation of same. Tenant may also use Landlord’s First Floor Expansion Allowance to defray the cost of a back-up generator and its installation. Tenant’s installation of the generator shall comply with the provisions of Section 9 of the Lease.

Changes in The First Floor Work, if necessary or requested by the Tenant, shall be accomplished after submission of Tenant’s final approved sketch layout, and without invalidating any part of the Lease or Workletter Agreement, by written agreement between Landlord and Tenant hereinafter referred to as a Change Order. Each Change Order shall be prepared by Landlord and signed by both Tenant and Landlord stating their agreement upon all of the following:

The scope of the change in The First Floor Work; and

The cost of the change; and

Manner in which the cost will be paid or credited.

Exhibit B - Page 1

Each and every Change Order shall be signed by Landlord’s and Tenant’s respective construction representatives. In no event shall any Change Order(s) be permitted without such authorizations. A 10% supervision plus 10% overhead charge will be added to the cost of any Change Order. If Tenant shall fail to approve any such Change Order within one (1) week, the same shall be deemed disapproved in all respects by Tenant and Landlord shall not be authorized to proceed thereon. Any increase in the cost of The First Floor Work or the change in The First Floor Work stated in a Change Order which results from Tenant’s failure to timely approve and return said Change Order shall be paid by the Tenant. Tenant agrees to pay to Landlord the cost of any Change Order promptly upon receipt of an invoice for same.

If Tenant elects to use the architect suggested by Landlord, this architect becomes the Tenant’s agent solely with respect to the plans, specifications and The First Floor Work. If any change is made prior to completion of schematic drawings and final construction documents which result in a Change Order and additional costs, such costs shall be the responsibility of the Tenant. Similarly, any cost savings resulting from such Change Order(s) shall be credited to Landlord’s First Floor Expansion Allowance.

Prior to Tenant’s occupancy of the First Floor Expansion Premises, Tenant shall identify and list any portion of The First Floor Work which does not conform to this Workletter Agreement (“Punch List”). The Landlord shall review with the Tenant all of the items so listed and correct or complete any portion of The First Floor Work which fails to conform to the requirements of this Workletter Agreement.

The terms contained in the Amendment (which include all exhibits attached thereto) constitute Landlord’s agreement with Tenant with respect to the work to be performed by Landlord on Tenant’s behalf. If the architectural drawings are in conflict with the terms of the Lease, then the Lease shall be deemed the controlling document.

All materials and installations constructed for the Tenant within the First Floor Expansion Premises shall become the property of the Landlord upon installation. No refund, credit or removal of said items is to be permitted at the termination of the Lease. Items installed that are not integrated in any such way with other common building materials do not fall under this provision (e.g. shelving, furniture, etc.).

It is agreed that notwithstanding the date provided in the Amendment for the First Floor Expansion Premises Effective Date, the term applicable to the First Floor Expansion Premises shall not commence until Landlord has “substantially completed” all work to be performed by Landlord as hereinbefore set forth in Paragraph 3 above and as set forth in the Amendment; provided, however, that if Landlord shall be delayed in substantially completing said work as a result of:

Tenant’s failure to approve the plans and specifications in accordance with Paragraph 2 hereof; or

Tenant’s failure to furnish interior finish specifications, i.e., paint colors, carpet selection, etc., to Landlord by the fifth (5th) working day after Landlord has approved the plans and specifications submitted by Tenant referred to in Paragraph 2 hereof; or

Tenant’s request for customized (i.e. not generally commercially available) materials, finishes or installations other than Landlord’s Building Standard; or

Tenant’s changes in The First Floor Work; or

The performance of a person, firm, partnership or corporation employed by Tenant and the completion of the said work by said person, firm, partnership or corporation;

Exhibit B - Page 2

then the First Floor Effective Date of the term of said Amendment shall be accelerated by the number of days of such delay and Tenant’s obligation to pay Base Rent and Additional Rent shall commence as of such earlier date.

Landlord shall permit Tenant and its agents to enter the First Floor Expansion Premises prior to the First Floor Effective Date in order that Tenant may perform through its own union contractors such other work and decorations as Tenant may desire at the same time Landlord’s contractors are working in the First Floor Expansion Premises. The foregoing license to enter prior to the First Floor Effective Date, however, is conditioned upon:

Tenant’s workmen and mechanics working in harmony and not interfering with the labor employed by Landlord, Landlord’s mechanics or contractors or by any other Tenant or its mechanics or contractors; and

Tenant providing Landlord with evidence of Tenant’s contractors and subcontractors carrying such worker’s compensation, general liability, personal and property insurance as required by law and in amounts no less than the amounts set forth in Section 12 of the Lease. If at any time such entry shall cause disharmony or interference therewith, this license may be withdrawn by Landlord upon forty-eight (48) hours written notice to Tenant. Such entry shall be deemed controlled by all of the terms, covenants, provisions and conditions of said Lease, except as to the covenant to pay Base Rent and Additional Rent. Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant’s decorations or installations so made prior to the First Floor Effective Date, the same being solely at Tenant’s risk.

No part of the First Floor Expansion Premises shall be deemed unavailable for occupancy by the Tenant, or shall any work which the Landlord is obligated to perform in such part of the First Floor Expansion Premises be deemed incomplete for the purpose of any adjustment of Base Rent payable hereunder, solely due to the non-completion of details of construction, decoration or mechanical adjustments which are minor in character and the non-completion of which does not materially interfere with the Tenant’s use of all of the First Floor Expansion Premises.

Tenant is responsible for all costs related to the repairs and maintenance of any additional or supplemental HVAC systems, appliances and equipment installed to meet Tenant’s specific requirements. Tenant shall purchase a service contract for this equipment so that the equipment is covered by such service contract each year of the term of the Lease.

If construction is to occur in a space occupied by Tenant’s employees, Tenant shall be liable for all costs associated with a delay if Tenant shall fail to comply with a submitted construction schedule to relocate personnel, furniture, or equipment. These costs shall include, but not be limited to the following:

cost of construction workers time wasted; and

cost of any overtime work necessary to meet schedule deadlines; and

any other costs associated with delays in final completion.

With respect to the construction work being conducted in or about the First Floor Expansion Premises, each party agrees to be bound by the approval and actions of their respective construction representatives. Unless changed by written notification, the parties hereby designate the following individuals as their respective construction representatives:

FOR LANDLORD:	FOR TENANT:
c/o Mack-Cali Realty Corporation	Chief Financial Officer
11 Commerce Drive	Group 1 Software
Cranford, New Jersey 07016	4200 Parliament Place
Lanham, Maryland 20706-4844
(301) 918-0430 (facsimile)

If the foregoing correctly sets forth our understanding, kindly sign this letter agreement where indicated.

LANDLORD:	TENANT:

MACK-CALI REALTY, L.P.	GROUP 1 SOFTWARE, INC.

By: Mack-Cali Realty Corporation,
its general manager

By: ——————————	By: ——————————
Michael K. Nevins	Name:
Vice President of Leasing	Title:
Exhibit B - Page 3

EXHIBIT B-1

     LANDLORD’S WORK - SECOND FLOOR EXPANSION PREMISES

RE: Workletter Agreement for office space on the second (2nd) floor at 4200 Parliament Place, Lanham, Maryland.

February , 2001

GROUP 1 SOFTWARE, INC., TENANT

You (“Tenant”) and we (“Landlord”) are executing simultaneously with this Workletter Agreement a Sixth Amendment to Lease (“Amendment”), covering the space referred to above, as more particularly described in the Amendment (“Second Floor Expansion Premises”).

To induce Tenant to enter into the Amendment (which is hereby incorporated by reference) and in consideration of the covenants hereinafter contained, Landlord and Tenant mutually agree as follows:

Landlord shall have its architect prepare the following architectural and mechanical drawings and specifications based upon the sketch layout to be supplied to Landlord by Tenant.

Architectural drawings and specifications for Tenant’s partition layout, reflected ceiling, placement of electrical outlets and other installations for the work to be done by Landlord.

Mechanical plans and specifications where necessary for installation of air conditioning systems, ductwork and heating.

All such plans and specifications are expressly subject to Landlord’s written approval, which Landlord covenants it will not unreasonably withhold.

Landlord agrees to cause the partition plan, electrical plan and the reflected ceiling plan to be delivered to Tenant on or before the fifteenth (15th) day after submission of Tenant?s final approved sketch layout. Tenant agrees to approve said plans by initialing and returning same to Landlord within five (5) business days of receipt of each plan. Upon approval of the plans initialed by Tenant, Landlord shall file said plans with the appropriate governmental agencies.

Landlord agrees, at its expense and without charge to Tenant (unless otherwise provided), to do the work in the Second Floor Expansion Premises on the plans to be submitted by Tenant which shall hereinafter be referred to as “The Second Floor Work”. The provisions of Section 9 of the Lease shall apply to any alterations made to the Second Floor Expansion Premises after the initial work to be performed herein.

Landlord shall estimate the cost of The Second Floor Work based upon the plans and specifications to be submitted to Landlord by Tenant. Against such estimated cost, Landlord shall credit Landlord’s Second Floor Expansion Allowance, as indicated herein, and the remaining balance, if any, shall be paid by Tenant prior to occupancy.

All low partitioning, workstation modules, bankscreen partitions and prefabricated partition systems shall be furnished and installed by Tenant.

The installation of telephone and computer (data) outlets and cabling, the items described in Paragraph 1 above and permits and approvals fees may be part of The Second Floor Work to be applied against Landlord’s Second Floor Expansion Allowance. Upon expiration or sooner termination of the Lease, Tenant shall remove all telephone and data equipment and wiring from the Second Floor Expansion Premises and the Building risers prior to vacation of same. Tenant may also use Landlord’s Second Floor Expansion Allowance to defray the cost of a back-up generator and its installation. Tenant’s installation of the generator shall comply with the provisions of Section 9 of the Lease.

Changes in The Second Floor Work, if necessary or requested by the Tenant, shall be accomplished after submission of Tenant’s final approved sketch layout, and without invalidating any part of the Lease or Workletter Agreement, by written agreement between Landlord and Tenant hereinafter referred to as a Change Order. Each Change Order shall be prepared by Landlord and signed by both Tenant and Landlord stating their agreement upon all of the following:

The scope of the change in The Second Floor Work; and

The cost of the change; and

Manner in which the cost will be paid or credited.

Exhibit B-1 - Page 1

Each and every Change Order shall be signed by Landlord’s and Tenant’s respective construction representatives. In no event shall any Change Order(s) be permitted without such authorizations. A 10% supervision plus 10% overhead charge will be added to the cost of any Change Order. If Tenant shall fail to approve any such Change Order within one (1) week, the same shall be deemed disapproved in all respects by Tenant and Landlord shall not be authorized to proceed thereon. Any increase in the cost of The Second Floor Work or the change in The Second Floor Work stated in a Change Order which results from Tenant’s failure to timely approve and return said Change Order shall be paid by the Tenant. Tenant agrees to pay to Landlord the cost of any Change Order promptly upon receipt of an invoice for same.

If Tenant elects to use the architect suggested by Landlord, this architect becomes the Tenant’s agent solely with respect to the plans, specifications and The Second Floor Work. If any change is made prior to completion of schematic drawings and final construction documents which result in a Change Order and additional costs, such costs shall be the responsibility of the Tenant. Similarly, any cost savings resulting from such Change Order(s) shall be credited to Landlord’s Second Floor Expansion Allowance.

Prior to Tenant’s occupancy of the Second Floor Expansion Premises, Tenant shall identify and list any portion of The Second Floor Work which does not conform to this Workletter Agreement (“Punch List”). The Landlord shall review with the Tenant all of the items so listed and correct or complete any portion of The Second Floor Work which fails to conform to the requirements of this Workletter Agreement.

The terms contained in the Amendment (which include all exhibits attached thereto) constitute Landlord’s agreement with Tenant with respect to the work to be performed by Landlord on Tenant’s behalf. If the architectural drawings are in conflict with the terms of the Lease, then the Lease shall be deemed the controlling document.

All materials and installations constructed for the Tenant within the Second Floor Expansion Premises shall become the property of the Landlord upon installation. No refund, credit or removal of said items is to be permitted at the termination of the Lease. Items installed that are not integrated in any such way with other common building materials do not fall under this provision (e.g. shelving, furniture, etc.).

It is agreed that notwithstanding the date provided in the Amendment for the Second Floor Expansion Premises Effective Date, the term applicable to the Second Floor Expansion Premises shall not commence until Landlord has “substantially completed” all work to be performed by Landlord as hereinbefore set forth in Paragraph 3 above and as set forth in the Amendment; provided, however, that if Landlord shall be delayed in substantially completing said work as a result of:

failure to approve the plans and specifications in accordance with Paragraph 2 hereof; or

b.   Tenant’s failure to furnish interior finish specifications, i.e., paint colors, carpet selection, etc., to Landlord by the fifth (5th) working day after Landlord has approved the plans and specifications submitted by Tenant referred to in Paragraph 2 hereof; or

c.   Tenant’s request for customized (i.e. not generally commercially available) materials, finishes or installations other than Landlord’s Building Standard; or

d.   Tenant’s changes in The Second Floor Work; or

e.   The performance of a person, firm, partnership or corporation employed by Tenant and the completion of the said work by said person, firm, partnership or corporation;

then the Second Floor Expansion Premises Effective Date of the term of said Amendment shall be accelerated by the number of days of such delay and Tenant’s obligation to pay Base Rent and Additional Rent shall commence as of such earlier date.

Landlord shall permit Tenant and its agents to enter the Second Floor Expansion Premises prior to the Second Floor Expansion Premises Effective Date in order that Tenant may perform through its own union contractors such other work and decorations as Tenant may desire at the same time Landlord’s contractors are working in the Second Floor Expansion Premises. The foregoing license to enter prior to the Second Floor Expansion Premises Effective Date, however, is conditioned upon:

a.   Tenant’s workmen and mechanics working in harmony and not interfering with the labor employed by Landlord, Landlord’s mechanics or contractors or by any other Tenant or its mechanics or contractors; and

Exhibit B-1 - Page 2

Tenant providing Landlord with evidence of Tenant’s contractors and subcontractors carrying such worker’s compensation, general liability, personal and property insurance as required by law and in amounts no less than the amounts set forth in Section 12 of the Lease. If at any time such entry shall cause disharmony or interference therewith, this license may be withdrawn by Landlord upon forty-eight (48) hours written notice to Tenant. Such entry shall be deemed controlled by all of the terms, covenants, provisions and conditions of said Lease, except as to the covenant to pay Base Rent and Additional Rent. Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant’s decorations or installations so made prior to the Second Floor Expansion Premises Effective Date, the same being solely at Tenant’s risk.

No part of the Second Floor Expansion Premises shall be deemed unavailable for occupancy by the Tenant, or shall any work which the Landlord is obligated to perform in such part of the Second Floor Expansion Premises be deemed incomplete for the purpose of any adjustment of Base Rent payable hereunder, solely due to the non-completion of details of construction, decoration or mechanical adjustments which are minor in character and the non-completion of which does not materially interfere with the Tenant’s use of all of the Second Floor Expansion Premises.

Tenant is responsible for all costs related to the repairs and maintenance of any additional or supplemental HVAC systems, appliances and equipment installed to meet Tenant’s specific requirements. Tenant shall purchase a service contract for this equipment so that the equipment is covered by such service contract each year of the term of the Lease.

If construction is to occur in a space occupied by Tenant’s employees, Tenant shall be liable for all costs associated with a delay if Tenant shall fail to comply with a submitted construction schedule to relocate personnel, furniture, or equipment. These costs shall include, but not be limited to the following:

a.   cost of construction workers time wasted; and

b.   cost of any overtime work necessary to meet schedule deadlines; and

c.   any other costs associated with delays in final completion.

With respect to the construction work being conducted in or about the Second Floor Expansion Premises, each party agrees to be bound by the approval and actions of their respective construction representatives. Unless changed by written notification, the parties hereby designate the following individuals as their respective construction representatives:

FOR LANDLORD:	FOR TENANT:
c/o Mack-Cali Realty Corporation	Chief Financial Officer
11 Commerce Drive	Group 1 Software
Cranford, New Jersey 07016	4200 Parliament Place
Lanham, Maryland 20706-4844
(301) 918-0430 (facsimile)

If the foregoing correctly sets forth our understanding, kindly sign this letter agreement where indicated.

LANDLORD:	TENANT:

MACK-CALI REALTY, L.P.	GROUP 1 SOFTWARE, INC.

By: Mack-Cali Realty Corporation,
its general manager

By: ——————————	By: ——————————
Michael K. Nevins	Name:
Vice President of Leasing	Title:

Exhibit B-1 - Page 3

EXHIBIT C

LANDLORD’S WORK – EXISTING PREMISES

RE:	Workletter Agreement for office space on the second (2nd) floor at 4200 Parliament Place, Lanham, Maryland. , 2001

GROUP 1 SOFTWARE, INC., TENANT

You (“Tenant”) and we (“Landlord”) are executing simultaneously with this Workletter Agreement a Sixth Amendment to Lease (“Amendment”), covering the space referred to above, as more particularly described in the Amendment (“Premises”).

To induce Tenant to enter into the Amendment (which is hereby incorporated by reference) and in consideration of the covenants hereinafter contained, Landlord and Tenant mutually agree as follows:

Landlord shall have its architect prepare the following architectural and mechanical drawings and specifications based upon the sketch layout to be supplied to Landlord by Tenant.

a.   Architectural drawings and specifications for Tenant’s partition layout, reflected ceiling, placement of electrical outlets and other installations for the work to be done by Landlord.

b.   Mechanical plans and specifications where necessary for installation of air conditioning systems, ductwork and heating.

All such plans and specifications are expressly subject to Landlord’s written approval, which Landlord covenants it will not unreasonably withhold.

Tenant agrees to approve said plans by initialing and returning same to Landlord within five (5) business days of receipt of each plan. Upon approval of the plans initialed by Tenant, Landlord shall file said plans with the appropriate governmental agencies.

Landlord agrees, at its expense and without charge to Tenant (unless otherwise provided), to do the work in the Existing Premises on the plans to be submitted by Tenant and described on the Description of Materials schedule attached hereto, which shall hereinafter be referred to as “The Existing Premises Work”. The provisions of Section 9 of the Lease shall apply to any alterations made to the Existing Premises after the initial work to be performed herein.

Landlord shall estimate the cost of The Existing Premises Work based upon the plans and specifications to be submitted to Landlord by Tenant. Against such estimated cost, Landlord shall credit Landlord’s Existing Premises Allowance and the remaining balance, if any, shall be paid by Tenant prior to occupancy.

All low partitioning, workstation modules, bank screen partitions and prefabricated partition systems shall be furnished and installed by Tenant.

The installation of telephone and computer (data) outlets and cabling, the items described in Paragraph 1 above and permits and approvals fees may be part of The Existing Premises Work to be applied against Landlord’s Existing Premises Allowance. Upon expiration or sooner termination of the Lease, Tenant shall remove all telephone and data equipment and wiring from the Existing Premises and the Building risers prior to vacation of same. Tenant may also use Landlord’s Existing Premises Allowance to defray the cost of a back-up generator and its installation. Tenant’s installation of the generator shall comply with the provisions of Section 9 of the Lease.

Changes in The Existing Premises Work, if necessary or requested by the Tenant, shall be accomplished after submission of Tenant’s final approved sketch layout, and without invalidating any part of the Lease or Workletter Agreement, by written agreement between Landlord and Tenant hereinafter referred to as a Change Order. Each Change Order shall be prepared by Landlord and signed by both Tenant and Landlord stating their agreement upon all of the following:

a.   The scope of the change in The Existing Premises Work; and

b.   The cost of the change; and

c.   Manner in which the cost will be paid or credited.

Each and every Change Order shall be signed by Landlord’s and Tenant’s respective construction representatives. In no event shall any Change Order(s) be permitted without such authorizations. A 10% supervision plus 10% overhead charge will be added to the cost of any Change Order. If Tenant shall fail to approve any such Change Order within one (1) week, the same shall be deemed disapproved in all respects by Tenant and Landlord shall not be authorized to proceed thereon. Any increase in the cost of The Existing Premises Work or the change in The Existing Premises Work stated in a Change Order which results from Tenant’s failure to timely approve and return said Change Order shall be paid by the Tenant. Tenant agrees to pay to Landlord the cost of any Change Order promptly upon receipt of an invoice for same.

If Tenant elects to use the architect suggested by Landlord, this architect becomes the Tenant’s agent solely with respect to the plans, specifications and The Existing Premises Work. If any change is made prior to completion of schematic drawings and final construction documents which result in a Change Order and additional costs, such costs shall be the responsibility of the Tenant. Similarly, any cost savings resulting from such Change Order(s) shall be credited to Landlord’s Existing Premises Allowance.

Upon completion of The Existing Premises Work, Tenant shall identify and list any portion of The Existing Premises Work which does not conform to this Workletter Agreement (“Punch List”). The Landlord shall review with the Tenant all of the items so listed and correct or complete any portion of The Existing Premises Work which fails to conform to the requirements of this Workletter Agreement.

The terms contained in the Amendment (which include all exhibits attached thereto) constitute Landlord’s agreement with Tenant with respect to the work to be performed by Landlord on Tenant’s behalf. If the architectural drawings are in conflict with the terms of the Lease, then the Amendment shall be deemed the controlling document.

All materials and installations constructed for the Tenant within the Existing Premises shall become the property of the Landlord upon installation. No refund, credit or removal of said items is to be permitted at the termination of the Lease. Items installed that are not integrated in any such way with other common building materials do not fall under this provision (e.g. shelving, furniture, etc.).

No part of the Existing Premises shall be deemed unavailable for occupancy by the Tenant, or shall any work which the Landlord is obligated to perform in such part of the Existing Premises be deemed incomplete for the purpose of any adjustment of Base Rent payable hereunder, solely due to the non-completion of details of construction, decoration or mechanical adjustments which are minor in character and the non-completion of which does not materially interfere with the Tenant’s use of all of the Existing Premises.

Tenant is responsible for all costs related to the repairs and maintenance of any additional or supplemental HVAC systems, appliances and equipment installed to meet Tenant’s specific requirements. Tenant shall purchase a service contract for this equipment so that the equipment is covered by such service contract each year of the term of the Lease.

If construction is to occur in a space occupied by Tenant’s employees, Tenant shall be liable for all costs associated with a delay if Tenant shall fail to comply with a submitted construction schedule to relocate personnel, furniture, or equipment. These costs shall include, but not be limited to the following:

a.   cost of construction workers time wasted; and

b.   cost of any overtime work necessary to meet schedule deadlines; and

c.   any other costs associated with delays in final completion.

With respect to the construction work being conducted in or about the Existing Premises, each party agrees to be bound by the approval and actions of their respective construction representatives. Unless changed by written notification, the parties hereby designate the following individuals as their respective construction representatives:

FOR LANDLORD:	FOR TENANT:
c/o Mack-Cali Realty Corporation	Chief Financial Officer
11 Commerce Drive	Group 1 Software
Cranford, New Jersey 07016	4200 Parliament Place
Lanham, Maryland 20706-4844
(301) 918-0430 (facsimile)

If the foregoing correctly sets forth our understanding, kindly sign this letter agreement where indicated.

LANDLORD:	TENANT:

MACK-CALI REALTY, L.P.	GROUP 1 SOFTWARE, INC.

By: Mack-Cali Realty Corporation,
its general manager

By: ——————————	By: ——————————
Michael K. Nevins	Name:
Vice President of Leasing	Title: